                             LETTER OF TRANSMITTAL
                                      FOR
                           OFFER FOR ALL OUTSTANDING
                11% SENIOR NOTES DUE 2010 IN EXCHANGE FOR UP TO
                  $200,000,000 PRINCIPAL AMOUNT AT MATURITY OF
                           11% SENIOR NOTES DUE 2010
                                       OF

                                     [LOGO]

                           PURSUANT TO THE PROSPECTUS
                            DATED            , 2000

         EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                           , 2000, UNLESS EXTENDED OR TERMINATED
                            (THE "EXPIRATION DATE").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

       BY FACSIMILE:         BY REGISTERED OR CERTIFIED      BY HAND OR OVERNIGHT
      (212) 815-4699                    MAIL:                      DELIVERY:
Attention: Tolutope Adeyoju     The Bank of New York         The Bank of New York
   Confirm by Telephone:     Attention: Tolutope Adeyoju      101 Barclay Street
      (212) 815-2824         101 Barclay Street, 7 East    Attention: Reorganization
                                 New York, NY 10286        Corporate Trust Services
                                                                    Window
                                                                 Ground Level
                                                              New York, NY 10286

    DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF 11% SENIOR NOTES DUE 2010 (THE "OLD NOTES").

    The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

    This Letter of Transmittal is to be used by registered holders of Old Notes ("Holders") if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the
procedures set forth in the Prospectus dated             , 2000 (as the same may
be amended from time to time, the "Prospectus") under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) delivery of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    In order to properly complete this Letter of Transmittal, a Holder must
(i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Old Notes," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of New Notes, check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer--Procedures For Tendering" in the Prospectus.

    Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

    If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

    A Holder having Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old Notes so registered.

    THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

    Your bank or broker can assist you in completing this form. The instruction included with this Letter of Transmittal must be followed. Questions and request for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

--------------------------------------------------------------------------------

                               METHOD OF DELIVERY
--------------------------------------------------------------------------------

    / /       CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING
              DELIVERED HEREWITH.

    / /       CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY
              BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
              EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND
              COMPLETE THE FOLLOWING:

              Name of Tendering Institution:

              Account Number:   Transaction Code Number:

    / /       CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED
              PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
              DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2
              BELOW AND COMPLETE THE FOLLOWING:

              Name of Registered Holder(s):
              Window Ticket No. (if any):
              Date of Execution of Notice of Guaranteed Delivery:
              Name of Eligible Guarantor Institution that Guaranteed
              Delivery:
              If Delivered by Book-Entry Transfer (yes or no):
              Account Number:  Transaction Code Number:

--------------------------------------------------------------------------------

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.

--------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE
                                                                        PRINCIPAL      PRINCIPAL AMOUNT
                                                                        AMOUNT AT             AT
     NAME(S) AND ADDRESS(ES) OR HOLDER(S)           CERTIFICATE         MATURITY        MATURITY OF OLD
           (PLEASE FILL IN IF BLANK)               NUMBER(S)(*)     OF OLD NOTES(**)    NOTES TENDERED
--------------------------------------------------------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------

                                                 -------------------------------------------------------
                                                            TOTAL:

--------------------------------------------------------------------------------------------------------
 *   Need not be completed by Holders tendering by book-entry transfer (see below).
 **  Unless otherwise indicated in the column labeled "Principal Amount at Maturity of Old Notes
     Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount at Maturity of Old Notes." See
     Instruction 3.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FOR PARTICIPATING BROKER-DEALERS ONLY:

--------------------------------------------------------------------------------

    / /       CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF
              YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND
              WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
              10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL
              AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF
              THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING
              THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER
              AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY NEXTEL
              PARTNERS OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS
              NEW NOTES.

              (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF
              ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX
              SUBSEQUENTLY NOTIFY NEXTEL PARTNERS OR THE EXCHANGE AGENT
              THAT ALL THEIR NEW NOTES HAVE BEEN SOLD, NEXTEL PARTNERS
              WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE
              EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE
              PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS
              TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

              Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:

              Name:

              Address:

              Telephone No.:  Facsimile No.:

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    By execution hereof, the undersigned acknowledges receipt of the Prospectus,
dated             , 2000 (as the same may be amended from time to time, the
"Prospectus" and, together with the Letter of Transmittal, the "Exchange Offer"), of Nextel Partners, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to exchange, for each $1,000 principal amount at maturity of its 11% Senior Notes due 2010 (the "New Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount at maturity of its outstanding 11% Senior Notes due 2010 (the "Old Notes").

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company or the trustee (the "Trustee") under the indenture governing the Old Notes and New Notes, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

    The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

    THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

    The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes (the "Beneficial Owner") stating that (i) the New Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of the New Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the

New Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer--Resale of the New Notes" and may only sell the New Notes acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Old Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act), and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or is a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act.

    In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    EACH BROKER-DEALER WHO ACQUIRED OLD NTOES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMI1TAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFEFENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OR CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPAT- ING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES" OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

    EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS NEW NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR NEW NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER

REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

    The undersigned understands that tenders of the Old Notes pursuant to anyone of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Exchange Offer.

    The undersigned also understands and acknowledges that the Company reserves the right to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, which determination shall be final and binding.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that New Notes be issued in the name(s) of the undersigned (or, in the case of Old Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange and certificates for New Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Old Notes be delivered to, and certificates for New Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL HOLDERS OF OLD NOTES
    REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

      If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

  X __________________________________________________________________________

  X __________________________________________________________________________
          SIGNATURE(S) OR REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

  Date: ________________, 2000

  Name(s):____________________________________________________________________
                            (PLEASE PRINT) CAPACITY:

  Address:____________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No.:________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    / /       CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD
              NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR
              OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL
              COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR
              SUPPLEMENTS THERETO.

  Name:_______________________________________________________________________

  Address:____________________________________________________________________

            MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
   Certain Signatures Must Be Guaranteed by an Eligible Guarantor Institution

  ____________________________________________________________________________
        (Name of Eligible Guarantor Institution Guaranteeing Signatures)

  ____________________________________________________________________________
   (Address (including zip code) and Telephone Number (including area code))

  ____________________________________________________________________________
                             (Authorized Signature)

  ____________________________________________________________________________
                                 (Printed Name)

  ____________________________________________________________________________
                                    (Title)

  Date: ________________, 2000
--------------------------------------------------------------------------------

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

      To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered or not accepted for exchange are to be issued in the name of, or certificates for New Notes are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

  Issue: Old Notes  / /

      New Notes / /

      (CHECK AS APPLICABLE)

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

  Credit Old Notes not exchanged and delivered by book-entry transfer to the Book-Entry Transfer Facility account set below:

  ____________________________________________________________________________
                 (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

  Credit New Notes to the Book-Entry Transfer Facility account set below:

  ____________________________________________________________________________
                 (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if certificates for Old Notes in a principal amount at maturity not accepted for exchange or certificates for New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within the Letter of Transmittal.

  Deliver: Old Notes  / /

        New Notes / /

        (CHECK AS APPLICABLE)

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS.

    To tender Old Notes in the Exchange Offer, physical delivery of certificates for Old Notes or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility of Old Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Tenders of Old Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

    Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order to be valid, notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

2.  GUARANTEED DELIVERY PROCEDURES.

    If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    Pursuant to the guaranteed delivery procedures:

    (i) such tender must be made by or through an eligible guarantor institution;

    (ii) prior to the Expiration Date, the Exchange Agent must have received from such eligible guarantor institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the register, Holder(s) and the principal amount at maturity of Old Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an agent's message, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such eligible guarantor institution with the Exchange Agent; and

    (iii) the Exchange Agent must have received this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Old Notes in proper form for transfer (or a Book-Entry confirmation with respect to all tendered Old Notes), and any other required documents within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.  PARTIAL TENDERS.

    If less than the entire principal amount at maturity of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of Old Notes" herein. The entire principal amount at maturity represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount at maturity of all Old Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the book-entry transfer facilities whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

    If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old Notes are registered in different name on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

    No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of Old Notes) and certificates for New Notes or for any Old Notes for principal amounts at maturity not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in one of the book-entry transfer facilities, any Old Notes for principal amounts at maturity not tendered or not accepted for exchange are to be credited to such participant's account at such book-entry transfer facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered for the account of an eligible guarantor institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an eligible guarantor institution.

    Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

    Tendering Holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts at maturity not tendered or not accepted for exchange or certificates for New Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Old Notes not tendered or not accepted for exchange will be returned, and certificates for New Notes will be sent, to the Holder of the Old Notes tendered.

6.  TAXPAYER IDENTIFICATION NUMBER.

    Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in
Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box "Applied For" in Part I of the form should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box "Applied For" in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the New Notes until a TIN is provided to the Exchange Agent.

7.  TRANSFER TAXES.

    The Company will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Old Notes for principal amounts at maturity not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Old Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

8.  IRREGULARITIES.

    All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Old Notes will be determined by the Company, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Old Notes and will not entitle the Holder to New Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old Notes, or incur any liability to Holders for failure to give any such notice.

9.  WAIVER OF CONDITIONS.

    The Company reserves the right, in its reasonable discretion, to amend or waiver any of the conditions to the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR OLD NOTES.

    Any Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should writer to or telephone the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder who tenders Old Notes prior to receipt of New Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service (the "IRS") and payments, including payments of any New Notes, made to such Holder with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments, including any New Notes, made with respect to Old Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (E.G., social security number or employer identification number) of the registered Holder. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                       PAYOR'S NAME: THE BANK OF NEW YORK

-------------------------------------------------------------------------------------------------------
 PAYEE INFORMATION
 (Please print or type)
 Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish Part I below):
 ------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 Check appropriate box
  / / Individual/Sold proprietor         / / Corporation         / / Partnership         / / Other
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

 Address (number, street, and apt. or suite no.):
 ------------------------------------------------------------------------------------------------------
 City, State and ZIP code:
 ------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 PART I TAXPAYER IDENTIFICATION NUMBER ("TIN")                     PART II PAYEES EXEMPT FROM BACKUP
 Enter your TIN below. For individuals, this is your social        WITHHOLDING
 security number. For other entities, it is your employer          Check box (See page 2 of the
 identification number. Refer to the chart on page 1 the           Guidelines for further
 Guidelines for Certification of Taxpayer Identification           clarification. Even if you are
 Number on Substitute Form W-9 (the "Guidelines") for              exempt from backup withholding, you
 further clarification. If you do not have a TIN, see              should still complete and sign the
 instructions on how to obtain a TIN on page 2 of the              certification below):
 Guidelines, check the appropriate box below indicating that         / / EXEMPT
 you have applied for a TIN and, in addition to the
 Part III Certification, sign the attached Certification of
 Awaiting Taxpayer Identification Number.
 Social Security number:
 / // // /-/ // /-/ // // // /
                                               / / Applied
 For
 Employer identification
 number:  / // /-/ // // // // // // /
-------------------------------------------------------------------------------------------------------
 PART III CERTIFICATION
 Certification Instructions: You must cross out item 2 below if you have been notified by the Internal
 Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification).
 Under penalties of perjury, I certify that:
 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 SIGNATURE
 ------------------------------------------------------------------------------------------------------                  DATE
 -----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICAITON OF TAXPAYER IDENTIFICAITON NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX
                 "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.

  SIGNATURE
  ---------------------------------------------------------               DATE
  -----------------

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-000000. The table below will help determine the number to give the payer.

  --------------------------------------------------------------------------------------------------------------
                                                                                      GIVE THE
                              GIVE THE                                                EMPLOYER
                              SOCIAL SECURITY                                         IDENTIFICATION
  FOR THIS TYPE OF ACCOUNT:   NUMBER OF:                  FOR THIS TYPE OF ACCOUNT:   NUMBER OF:
  --------------------------------------------------------------------------------------------------------------
  1. An individual's account  The individual              6. A valid trust estate,    The legal entity (Do not
                                                          or pension trust            furnish the identifying
                                                                                      number of the personal
                                                                                      representative or trustee
                                                                                      unless the legal entity
                                                                                      itself is not designated
                                                                                      in the account file.)(4)
  --------------------------------------------------------------------------------------------------------------
  2. Two or more individuals  The individual owner of
  (joint account)             the account or, if
                              combined funds, the first
                              individual on the
                              account(1)
  --------------------------------------------------------------------------------------------------------------
  3. Custodian account of a   The minor(2)                7. Corporate account        The corporation
  minor (Uniform Gift to
  Minors Act)
  --------------------------------------------------------------------------------------------------------------
  4. a. The usual revocable   The grantor-trustee(1)      8. Religious, charitable,   The organization
  savings trust account                                   or educational
  (grantor is also trustee)                               organization account
  --------------------------------------------------------------------------------------------------------------
  b. So-called trust account  The actual owner(1)         9. Partnership account      The partnership
  that is not a legal or
  valid trust under State
  law
  --------------------------------------------------------------------------------------------------------------
  5. Sole proprietorship      The owner(3)                10. Association, club or    The organization
  account                                                 other tax-exempt
                                                          organization
  --------------------------------------------------------------------------------------------------------------
                                                          11. A broker or registered  The broker or nominee
                                                          nominee
  --------------------------------------------------------------------------------------------------------------
                                                          12. Account with the        The public entity
                                                          Department of Agriculture
                                                          in the name of a public
                                                          entity (such as a State or
                                                          local government school
                                                          district or prison) that
                                                          receives agriculture
                                                          program payments

  --------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.

(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - An organization exempt from tax under section 501(a), or an individual retirement account.

    - The United States or any wholly-owned agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

    - An international organization or any wholly-owned agency or instrumentality thereof.

    Payees specifically exempted from backup withholding on interest and dividend payments include the following:

    - A corporation.

    - A financial institution.

    - A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

    - An entity registered at all times during the tax year under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain Foreign organizations.

    - Section 404(k) payments made by an ESOP.

    Payments of interest not generally subject to backup withholding including the following:

    Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE BOX MARKED "EXEMPT" IN PART II OF THE SUBSTITUTE FORM W-9 AND RETURN IT TO THE PAYER.

    Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and the regulations thereunder.

    PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to buyers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.